UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2009
Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33459 (Commission File Number)	20-3934755 (IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA (Address of Principal Executive Offices)	92610 (Zip Code)
(949) 282-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) The information required by this Item 4.02(a) is incorporated herein by reference to the press release (the “Press Release”) of Skilled Healthcare Group, Inc. (the “Company”), dated June 9, 2009 and attached hereto as Exhibit 99.1.
          Management is assessing the effect of the restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. Management will not reach a final conclusion on the restatement’s effect on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.
          Management and the Audit Committee of the Company’s Board of Directors have discussed with the Company’s independent registered public accounting firm the matters disclosed in this Item 4.02(a).
Item 9.01 Exhibits.
     (d) Exhibits
99.1	Press Release dated June 9, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.
Date: June 10, 2009	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated June 9, 2009.